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                       TRANSACT TECHNOLOGIES INCORPORATED


      The Corporation shall furnish, without charge, to each shareholder who requests, a full statement of the powers, designations, preferences, limitations and relative rights of the shares of each class of stock or series thereof and the variations in the relative rights and preferences between the shares of each series, and the qualifications, limitations, or restrictions, of such preferences or such rights and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM-    as tenants in common   UNIF GIFT MIN ACT-_____Custodian _____
      TEN ENT     as tenants by the entireties             (Cust)       (Minor)
       JT TEN     as joint tenants with           under Uniform Gifts to Minors
                  right of survivorship and
                  not as tenants in common

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ___________, hereby sell, assign and transfer unto

      PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFICATION NUMBER OF ASSIGNEE


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     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                    ASSIGNEE

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                                                                     Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


DATED,_____________

                        X
                         ------------------------------------------------------
                        X
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                        NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST
                        CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





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SIGNATURE GUARANTEED:

IMPORTANT: SIGNATURE(S) MUST BE GUARNATEED BY A FIRM WHICH IS A MEMBER OF A MEDALLION GUARANTEE PROGRAM.


MCSHERRY:TC035097.85761 #59874